UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2022

EASTGROUP PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-07094	13-2711135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 W. Parkway Place, Suite 100, Ridgeland, MS 39157
(Address of Principal Executive Offices, including zip code)

(601) 354-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07            Submission of Matters to a Vote of Security Holders.

On May 26, 2022, EastGroup Properties, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders (i) elected each of D. Pike Aloian, H. Eric Bolton, Jr., Donald F. Colleran, Hayden C. Eaves III, David M. Fields, David H. Hoster II, Marshall A. Loeb, Mary E. McCormick and Katherine M. Sandstrom to the Board of Directors of the Company, (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and (iii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

The results of the voting for the nine director nominees were as follows:

Name	Affirmative	Negative	Abstentions	Broker Non-Votes
D. Pike Aloian	34,568,150	2,643,162	135,483	1,926,540
H. Eric Bolton, Jr.	37,252,582	65,721	28,492	1,926,540
Donald F. Colleran	36,337,575	980,455	28,765	1,926,540
Hayden C. Eaves III	35,883,618	1,425,371	37,806	1,926,540
David M. Fields	37,288,136	30,196	28,463	1,926,540
David H. Hoster II	36,307,669	1,010,211	28,915	1,926,540
Marshall A. Loeb	36,972,136	346,165	28,494	1,926,540
Mary E. McCormick	35,566,610	1,743,027	37,158	1,926,540
Katherine M. Sandstrom	36,525,795	792,732	28,268	1,926,540

The results of the voting for the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 were as follows:

Affirmative	Negative	Abstentions
37,592,270	1,647,891	33,174

The results of the non-binding advisory vote on the compensation of the Company’s named executive officers were as follows:

Affirmative	Negative	Abstentions	Broker Non-Votes
36,482,045	807,740	57,010	1,926,540

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         May 27, 2022

EASTGROUP PROPERTIES, INC.

By: /s/ BRENT W. WOOD
Brent W. Wood Executive Vice President, Chief Financial Officer and Treasurer

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